Satuit Capital Management, LLC

A Registered Investment Advisor

SATUIT CAPITAL MANAGEMENT TRUST

Supplement to Prospectus and

Statement of Additional Information

Prospectus dated December 30, 2008

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Satuit Capital Small Cap Fund

On Thursday, November 12, 2009, the Board of Trustees of the Satuit Capital Management Trust (the "Trust") unanimously consented to liquidate the Satuit Capital Small Cap Fund.

As a result of the decision to pursue liquidation of the Fund, effective Friday, November 13th, 2009, investors are no longer permitted to purchase shares of the Fund, however, redemption requests will be honored as received.  If we have not received your redemption request by December 15th, 2009 your shares will be redeemed in cash on December 15th, 2009 and a check will be mailed to you. Please call 1-866-972-8848 for more information.

Note to IRA Shareholders:  If you are an IRA shareholder, please note that you have 60 days from the date you receive your proceeds to reinvest or "rollover” into another IRA plan before the proceeds are disqualified as "IRA" funds and deemed taxable. If you fail to notify Mutual Shareholder Services (the Fund’s transfer agent) of your intentions to rollover your IRA account or that you choose not to have your federal income tax withheld, your IRA account will be subject to federal income tax withholding as required by law.  Please call 1-866-972-8848 for more information.

Please retain this Supplement with the Prospectus.

The date of this Prospectus Supplement is November 12, 2009.

Satuit Capital Management, LLC

3547 Meeks Farm Road Suite A2   Johns Island SC 29455

843-557-1300  info@satuitcapital.com

Hyannis, MA, Braintree, MA & Scituate, MA.